Consolidates Statements of Financial Condition (Parenthetical) (USD $)	Jun. 30, 2012	Jun. 30, 2011
Consolidated Statements of Financial Condition
Preferred Stock, Shares Authorized	1,000,000	1,000,000
Preferred Stock, Shares Issued	0	0
Common Stock, Par or Stated Value Per Share	$ 0.1	$ 0.1
Common Stock, Shares Authorized	12,000,000	12,000,000
Common Stock, Shares, Issued	4,305,670	4,305,670
Common Stock, Shares, Outstanding	4,182,671	4,145,828
Treasury Stock, Shares	122,999	159,842